Exhibit 99.1

INVESTOR PRESENTATION
MAY 2017

IMPORTANT PRESENTATION INFORMATION
Notice to We use market data and industry forecasts and projections throughout this presentation, including data from publicly available information and industry publications. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but that the accuracy and completeness of the Investors information are not guaranteed. The forecasts and projections are based on industry surveys and the preparers’ experience in the industry, and there can be no assurance that any of the forecasts or projections will be achieved. We believe that the surveys and market research others have performed are reliable, but we have not independently investigated or verified this information. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements contained in this presentation.
Forward-Looking Some of the statements made in this presentation constitute forward-looking statements within the meaning of federal securities laws. Forward-looking statements reflect our current views with respect to future events and performance. In some cases you can identify forward-looking statements by terminology such as “may,” Statements “might, “will,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continues,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions identify forward-looking statements. In particular, statements about our pipeline, industry growth opportunities, disclosure of key performance indicators, business growth strategy and financial guidance in this presentation are forward-looking statements.
We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of our control, which could cause our actual results, performance or achievements to differ materially from any results, performance or achievements expressed or implied by such forward-looking statements. For additional discussion of risks, uncertainties and other factors, see the section titled “Risk Factors” in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission (the “SEC”).
Risks, uncertainties and other factors include, without limitation: (i) our inability to operate our facilities; (ii) our reliance on our sales and marketing program to continuously attract and enroll clients; (iii) a reduction in reimbursement rates by certain third-party payors for inpatient and outpatient services and point of care and definitive lab testing; (iv) our failure to successfully achieve growth through acquisitions and de novo expansions; (v) uncertainties regarding the timing of the closing of acquisitions; (vi) our failure to achieve anticipated financial results from prior acquisitions; (vii) the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the acquisitions; (viii) a disruption in our ability to perform definitive drug testing services; (ix) maintaining compliance with applicable regulatory authorities, licensure and permits to operate our facilities and lab; (x) a disruption in our business and reputation and potential economic consequences with the civil securities claims brought by shareholders; (xi) our inability to agree on conversion and other terms for the balance of convertible debt; (xii) our inability to meet our covenants in our loan documents; (xiii) our inability to obtain senior lender consent to exceed the current $50 million limit in unsecured subordinated debt; (xiv) our inability to integrate newly acquired facilities; and (xv) general economic conditions, as well as other risks discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K and other filings with the SEC.
Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These risks and uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. These forward-looking statements are made only as of the date of this presentation. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.

PRESENTERS     3
    Founder and CEO of Foundations Recovery Network
Michael T. Cartwright     At Foundations, opened notable treatment facilities including the Canyon in
Chairman     Malibu, La Paloma in Memphis and Michael’s House in Palm Springs
(since 2011)     Started Moments of Change & Lifestyle Intervention, two of the leading
Chief Executive Officer     national industry conferences
(since 2013)     Author of Believable Hope
michael@contactaac.com
    20+ years of management experience
    Founder and Managing Member of Private Capital Securities, a boutique
Kirk R. Manz     investment banking firm
Chief Financial Officer     Former Vice President at Piper Jaffray and Fixed Income Specialist with
(since 2011)     Stephens Inc.
kmanz@contactaac.com     Co-founder and CEO of four communications companies including Igaea, an international VoIP Company
    23+ years management experience

INDUSTRY PRIMER

SIGNIFICANT UNMET NEED

27 million Americans are illicit drug users… [1]


Illicit Drug Users (millions)
22
8.6% of total population
27
9.2% of total population
2009
2014

…and ~21.5 million of them require treatment [1]


Don't Require Treatment 20%
Require Treatment 80%

Substantial unmet need for treatment… [1]

Of 21.5 million requiring treatment, only 2.6 million receive it at a specialty facility


Do not Receive Treatment at Specialty Facility 88%
Receive Treatment at Specialty Facility 12%

…creating significant cost to society [1]


Total Expenditures for Treatment Of Substance Abuse in the US (Billions)
Estimate of Total Societal Cost
$22
$34
$600
2005
2014

ER visits alone due to painkiller abuse cost the insurance industry $72 billion / year

[1] Sources: 2014 National Survey on Drug Use and Health, US Dept. of Health and Human Science, CDC, National Institute on Drug Abuse, National Comorbidity Survey.

105 PEOPLE DIE AND ANOTHER 6,748 ARE TREATED IN EMERGENCY DEPARTMENTS EVERY DAY AS A RESULT OF DRUG OVERDOSE OR FOR THE MISUSE OR ABUSE OF DRUGS [1]

American Addiction Centers
5

CURRENT ADDICTION HEADLINES
Surgeon general: 1 in 7 in USA will face substance addiction
Nov 17, 2016
‘This is unprecedented’: 174 heroin overdoses in 6 days in Cincinnati
Aug 29, 2016
Amid Opioid Overdoses, Ohio Coroner’s Office Runs Out of Room for Bodies
Feb$2,$2017
Nearly 2,000 died from opioid overdoses in Mass. last year
Feb$17,$2017
Heroin Fuels Surge in New York City Overdoses
Aug 9, 2016

TYPES OF TREATMENT SERVICES
Residential Inpatient Treatment Outpatient Treatment
Hospital Residential Treatment Center Sober Living Outpatient Center
(Supportive Housing for Outpatient)
High Acuity Low Acuity
Diagnostic Services
Laboratory

INPATIENT VERSUS OUTPATIENT
Inpatient    Outpatient
Residential    Stay at home or sober living
24 hour supervision    Requires minimum daily and weekly attendance
Programs most commonly involve substance abuse counseling,    Program involves individual and group counseling integrated with
relapse prevention, cognitive-behavioral therapy, 12-step    forms of behavioral treatments
facilitation, and motivational interviewing
Focus on individual treatment plan using multiple therapeutic    Focus on group work includes psycho-educational, skills
approaches which are customized on a case-by-case basis    development, support, and interpersonal process groups
Medical monitoring of detoxification offered    Medical monitoring of detoxification outsourced to hospitals or detox clinics
Recommended for people who lack sufficient motivation or social    Recommended for people who do not need full-time supervision
supports to stay abstinent on their own    and have some available supports but benefit from structure

LEVELS OF CARE OVERVIEW
A typical client will have an average episode length of stay of 27 days
During the 27 day treatment period, a client will “step down” from higher acuity levels of care (e.g. detox) to lower levels of care (e.g. intensive outpatient); medical, clinical and programming services will vary depending on level of care
Clients in lower levels of care (e.g. PHP and IOP) may be housed in sober living with services provided at a nearby outpatient center
AAC Average Episode length of stay = 27 days
3 days 7 days 10 days 7 days
Detox Residential Partial Hospitalization Intensive Outpatient Discharge
may be provided in a residential facility or a sober living / outpatient basis
Diagnostic Lab Services Compliance Testing Lab Services

FAVORABLE LEGISLATIVE TAILWINDS
Mental Health and     Constructed to eliminate discriminatory insurance practices by addressing treatment and financial limits,
Addiction Equity Act     levels of care, scope of service, non-quantitative treatment levels, etc.
of 2008 (“Parity Act”)     - All required to be covered at parity with general medicine coverage
    Strengthened mental health / substance abuse coverage to additional 30.4mm through new mandates for service
    Coverage expansion to currently uninsured
Affordable Care Act     - Addresses significant portion of “treatment gap” resulting from lack of coverage for individuals in need of
of 2010 (“ACA”)     treatment
    Expanded Parity Act to also apply to individual health insurance coverage
    Indirectly further expands Parity Act to apply to small group coverage
21st Century Cures Act     Strengthens mental health parity regulation
(“Cures Act”)
    Creates new Assistant Secretary for Mental Health and Substance Use
    $1 billion in grants to states to supplement opioid abuse prevention and treatment activities
    $485 million in grant funding to all 50 states
STRONG$BI-PARTISAN$SUPPORT$FOR$EXPANDED$PAYOR$COVERAGE$AND$
GOVERNMENT FUNDING FOR ADDICTION TREATMENT

AAC: AT A GLANCE
AAC Holdings, Inc. (“AAC”) is the parent of American Addiction Centers, Inc.
Operates 12 residential alcohol and drug addiction treatment facilities in California, Florida, Louisiana, Mississippi, Nevada, New Jersey and Texas
Operates 18 standalone outpatient centers in Nevada, Louisiana, Mississippi, New Jersey, Rhode Island and Texas
Over 1,300 detoxification, residential and sober living beds
2016 revenue of approximately $280 million up 32% from $212 million revenue in 2015
Approximately 90% of reimbursements from commercial payors
Approximately 2,000 employees as of 3/31/17
Owns and operates 2 industry-leading laboratories providing toxicology, clinical diagnostic and genomics services
Invested management and Board, which own majority of outstanding stock
Headquartered in Brentwood, Tennessee
AAC IS A LEADING PROVIDER OF INPATIENT DRUG AND ALCOHOL ADDICTION TREATMENT SERVICES IN THE BEHAVIORAL HEALTH SECTOR

TIMELINE OF AAC'S SUCCESS

- AAC's strong organic track record and disciplined approach to de novos and acquisitions have driven exceptional growth
- Significant capacity in AAC network from recently completed investments
- Ability to scale census with limited incremental overhead



2011 – 2016 Revenue CAGR: 58.2%
Performance Revolution acquisition
Greenhouse opened TSN acquisition
Desert Hope opened
BHR and CRMS acquisition
Recovery First, CSRI, Oxford, Sunrise, RSG acquisitions;
River Oaks opened
Laguna Hospital opens; acquisition of 2 sober living properties
Laguna Treatment Hospital acquires JC accreditation
$28 $1 $2
$66 $1 $7
$116 $2 $12
$133 $6 $21
$212 $8 $44
$280 ($6) $48
$287 ($7) $48 $6 pro-forma adjustments
2011
2012
2013
2014
2015
2016
LTM 3/31/17
Revenue ($mm)
Net Income
Adj. EBITDA ($mm)(1)

	2011	2012	2013	2014	2015	2016	LTM 3/31/17
Bed count	124	338	431	493	897	1,342	1,370

(1) Adjusted EBITDA represents a non-GAAP financial measure. For the reconciliation to net income (loss), the corresponding GAAP financial measure, see the Appendix.

American Addiction Centers
12

MARKET FOCUS AND CLINICAL EXCELLENCE

- Highly fragmented market consisting of small providers with limited access to capital and little focus on outcomes and clinical quality
- AAC combines exceptional clinical care with premium facilities to provide effective treatment solutions for those suffering from addiction and co-occurring mental health disorders

Types of substance abuse treatment providers

Type	Other public	Medicaid / Medicare	In network	Out of network	Private pay
Facility Rating	★	★★	★★★	★★★★	★★★★★
Estimated ADR	$100	$200	$400	$800	$1,200
Marketing Focus	Local	Local	Statewide	National	Global
Typical Marketing Cost	0%	0-5%	5-10%	15-20%	20-25%
Amenities	None	None	Minimal	Moderate	Extensive
Target Margins	Breakeven	10%	20-25%	20-25%	25-30%

AAC's differentiated service offering



Effective program
- Research-based
- Structured curriculum
- Tailored treatment



Experienced staff
- Medical
- Clinical
- Utilization review



Premium facilities
- Beautiful buildings
- Amenities
- Desirable locations



Exceptional service
- Delicious, healthy food
- Meticulous housekeeping
- Courteous interaction

American Addiction Centers

13

BEST-IN-CLASS SALES AND MARKETING ENGINE

Multi-faceted Sales and Marketing

Outside Sales	Multimedia	24 / 7 Call Center
65+ Professionals	100+ Professionals	100+ Professionals
Unions Hospitals EAPs/LAPs First Responders	Short Form TV Long Form TV SEO[1] PPC[2] Lead Gen Sites[3] Billboards Print	




Stay
FREE



[1] Search Engine Optimization [2] Pay Per Click [3] Lead Generation Web Sites

- 2+ million AAC site visits per month
- 30,000+ phone calls per month
- 1,000+ admissions per month
- Revenue from delivering targeted leads to third-parties

AAC'S MARKETING KNOWLEDGE AND INFRASTRUCTURE CANNOT BE REPLICATED WITHOUT SUBSTANTIAL CAPITAL AND TIME; SIGNIFICANT COMPETITIVE ADVANTAGE

American Addiction Centers
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STRONG, NATIONAL DEMAND FOR SERVICES
The majority of AAC patients travel to an AAC facility via airplane
Unique national service offering offers strong insulation against traditional local healthcare market risks
Map of over 30,000 AAC alumni

GEOGRAPHIC FOOTPRINT
Ringwood CSRI
Sunrise$House
Desert Hope Solutions$ Recovery
Forterus Headquarters ddiction$Labs Laguna Treatment$ Hospital SD
Greenhouse Oxford Townsend agenex$Labs In-Network$Residential$Facility Out-of-Network$Residential$Facility
River$Oaks Recovery$First East* In-Network$Outpatient Facility Out-of-Network$Outpatient Facility Recovery$First
In-Network$Laboratory Out-of-Network$Laboratory
Sober Living Beds In/Out-of-Network$Residential$Facility
In/Out-of-Network$Outpatient Facility $
* Pending

PROVEN IMPROVEMENT IN PATIENT OUTCOMES

- Few providers track outcomes; industry lacks consistent quality metrics and related data
- Similar to diabetes, addiction is a chronic disease that can be managed but not cured
- Abstinence is the preferred outcome, but relapse management is a critical component to treatment

Abstinence rate after AAC treatment

(% abstinence rate)


65%
56%
48%
2 months post discharge
6 months post discharge
12 months post discharge

Alumni who used, used less frequently…

(% of users reporting lower frequency usage)


77%
83%
81%
2 months post discharge
6 months post discharge
12 months post discharge

…and for fewer days on average

(Average number of days of use)


~45
~9
~11
~14
Pre-treatment
2 months post discharge
6 months post discharge
12 months post discharge

American Addiction Centers

17

LABORATORY AND DIAGNOSTICS CAPABILITIES

> **Competitive advantages**

- Faster turn around
- One laboratory for all clinical needs:
  - Toxicology
  - General Clinical Testing
    - hematology, chemistry, infectious disease, hormone, urinalysis
  - Pharmacogenetics
- Addiction only focus
- Superior test reporting and EMR integration



- **2 lab locations: Nashville, New Orleans**
- **16 liquid chromatography mass spectrometry machines (LC-MS) - toxicology**
  3 enzymatic immunoassay machines (EIA) - toxicology, general clinical testing
  1 polymerase chain reaction machine (PCR) - DNA

> **3rd party sales now online; a primary focus of management team**

> **2017 standalone diagnostic revenue estimated $50MM***

> **Shift away from low complexity, point-of-care testing; focus on laboratory-based, high-complexity testing**

* Includes 3rd Party

American Addiction Centers

18

EMPLOYEES AND OPERATIONS
AAC employs approximately 2,000 people, including 490 corporate employees
The typical facility is staffed with broad range of employees, including administrative, clinical, operational and housekeeping
Example Staffing: 130 bed facility (1.5X staff to client ratio)
Behavioral Health Technician 30 Licensed Vocational Nurses 30 Therapists 15 Registered Nurses / Nurse Liaisons 14 Facility CEO 1 Medical Director 1 Clinical Director 1 Director of Nursing 1 Director of Operations 1 Other 60
TOTAL FTEs 154
Employees have opportunity to participate in AAC’s stock purchase plan; AAC “Stars” program rewards top performers with material stock grants
While employees at Sunrise House voted to join a labor union(1) in 2016, no other AAC facility has union representation
(1) Union$labor contract still$pending

COMPLIANCE PROGRAM
AAC’s compliance program reviews regulatory compliance procedures and policies across its facilities
Executive management is responsible for oversight and operation of the compliance program
Periodic and comprehensive training programs to all personnel
All AAC treatment facilities are licensed under applicable state laws and accredited by the primary accrediting bodies in the industry
All treatment facilities have obtained or in process of obtaining accreditation from CARF and/or The Joint Commission
Both labs hold CLIA certificates of accreditation, certifying them for complex testing, are accredited by COLA and participate in the CAP proficiency program
Sentinel events unfortunately occur in the substance abuse treatment industry
AAC’s sentinel event rate is approximately 10% of the industry average (1)
(1) According to SAMHSA, during 2010 and 2011, deaths occurred while in treatment at a rate of one death for every 422 client discharges. AAC experienced 1 death per 4,252 client discharges from 2011—2015

RECENT EXPENSE REDUCTION INITIATIVES
Work Force Reduction—approximately $8.6MM in expected annualized savings
5% work force reduction completed in February 2017
108 positions eliminated across the Company
Expected $8.6MM of annualized savings ($8.2MM of the $8.6MM will be recognized in fiscal year 2017)
Positions eliminated included:
Non-essential positions at the corporate office
Achievement of synergies at recently acquired facilities (e.g., Solutions, Townsend, and Sunrise House)
Reductions to align staffing levels with occupancy

RECENT DEVELOPMENTS AND COMPANY UPDATES
Laguna Joint Commission accreditation on February 14th
AAC benefitting from 50%+ increase in census in first 90 days
Oxford expansion of 48 residential and detox beds
Represents $7.5 million annual revenue and $1.5 million AEBITDA opportunity (85% occupancy @ $500 ADR and 20% net margin)
New Orleans East Hospital progress
36 leased hospital beds pending licensure
Pending consolidation of Southern Florida operations (Summer 2017)
Consolidation of Recovery First West Palm and Recovery First will provide more efficient operations and stronger financial performance
AAC has assumed the operating leases and assets of the former Recovery Place located in Ft. Lauderdale
Clients and staff will transition from Recovery First West Palm to new Ft. Lauderdale location by July 1st
Represents a net pick up of 19 in-network beds

THE AAC DIFFERENCE
Sales & Marketing
65+ BD reps in the field; 100+ call center reps
30,000+ calls per month
Research Standardized Curriculum
focused on outcome studies and
improve clinical quality high quality care
Business Intelligence Billing & Collections
proprietary billing platform typically outsourced at 5% of net revenue comprehensive analytics perform in-house for 2.5% of net revenue
Property Development Legal / Compliance
disciplined de novo strategy licensing, accreditation, contracting in house to supplement growth
Laboratory
toxicology hematology genomics
AAC’S COMPREHENSIVE PLATFORM LEADS THE INDUSTRY

GREENHOUSE
FINANCIAL UPDATE

EMBEDDED GROWTH FROM RECENT INVESTMENTS
Invested $195mm since 2015 to dramatically improve AAC’s platform
Filling existing beds to 90% utilization would lead to ~$56mm of incremental revenue
Significant growth in residential bed capacity
(average effective residential bed count during period)
1,128
998
639
431 460
338
2012 2013 2014 2015 2016 Today (2)
Utilization: 70% 79% 86% 88% 82% ~71%
Avg Daily Census Incremental bed capacity
(1)$ Analysis$assumes$$$22,000$in$additional$revenue$per$increase$in$average$census.
(2)$ Residential$bed$count as$of$3/31/17$and$average$daily$census$for$Q1$2017.
Revenue growth opportunity
Current Residential Capacity 1,128
Utilizaton Rate 75% 80% 85% 90%
Census at Utilization Rate 846 902 959 1015
Q1 2017 Census 802 802 802 802
Census Increase 44 100 157 213
Additional Mo. Revenue(1) $968,000 $2,208,800 $3,449,600 $4,690,400
Additional Annual Revenue $11,616,000 $26,505,600 $41,395,200 $56,284,800

HIGH GROWTH PLATFORM WITH OPERATING LEVERAGE

- Corporate overhead has remained relatively flat as a % of client revenue *– opportunity to improve margins by reducing expenses*
- Billing expenses have remained relatively flat at less than 2.5% *– expected to remain flat as % of revenue going forward*
- Customer acquisition costs have dramatically decreased *– potential for additional improvement with more placement options*

Client Revenue
($ in millions)


($ in millions)
$42.8
$53.8
$53.7
$55.5
$62.7
$68.2
$68.5
$71.1
$71.2
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17

Corporate Overhead as a % of Client Revenue


16.1%
13.2%
15.4%
16.0%
17.8%
16.8%
14.1%
16.2%
16.1%
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17

Billing Expenses as a % of Client Revenue


2.1%
1.9%
2.3%
2.0%
2.8%
2.2%
2.3%
2.5%
2.4%
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17

Customer Acquisition Cost ($)


$5,391
$5,188
$4,467
$3,626
$3,539
$3,929
$3,572
$3,532
$3,499
Q1'15
Q2'15
Q3'15
Q4'15
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17

American Addiction Centers

26

DIVERSIFIED PAYOR BASE REIMBURSEMENT RISK
When AAC went public (10/2/14), reimbursements were almost entirely Out-of-Network commercial reimbursements
    In two years, AAC has diversified its payor mix to 77% Out-of-Network, 16% In-Network, 7% individuals
Objective is to further diversify payor mix over three years
    Evaluating Medicare at hospital sites (Laguna, Townsend) and Medicaid at its in-network outpatient sites where government rates are comparable to existing commercial rates
For FY2016, no single payor accounted for more than 11% of revenue reimbursements
Payor mix at IPO (10/2/14)    Payor mix on 12/31/16
Individual
Individual    Individual5%
8%    7%Government
15%
In-network
16%
Out-of-network
40%
Out-of-network
77%In-network
Out-of-network    40%
92%

RESIDENTIAL CLIENT ECONOMICS
Level of Care     “DTX”“RTC”“PHP”“IOP”Total
AAC Avg. Days Authorized    3 710727
AAC Avg. Reimbursement    $1,000 $900$600$300$17,400
Diagnostic / Compliance Lab Services$5,000
AAC Avg. Revenue Per Client$22,000+
Service % of Revenue
DTX
Lab    13%
22%
IOP    RTC
9%    28%
PHP
27%

VALUABLE REAL ESTATE & SIGNIFICANT COLLATERAL
Gross real estate cost basis of approximately $115mm (pro forma for $20mm planned sale/leasebacks)
Accounts receivables, net of allowances, of $94mm as of 3/31/17
Real Estate Cost Basis Grand Total
Laguna $ 20.8 River Oaks $ 20.0 Greenhouse $ 19.6 Oxford $ 17.7 Desert Hope $ 14.8 Ringwood $ 12.0 Sunrise House $ 7.6 Recovery First $ 1.4 Total Real Estate Collateral Cost Basis $ 113.9
Accounts Receivables, Net of Allowances $ 94.0
Total Real Estate and Receivables Collateral $ 207.9

DE NOVO ANALYSIS: RIVER OAKS, FIRST FULL YEAR
Total Investment    $22.0MM Total Beds    162 Cost Per Bed    $130K 2016 facility ADR (no drug testing) $684 2016 revenue @ 73% occupancy $32.1mm Contribution margin @ 56%    $18.0mm Net AEBITDA (after corp overhead) $5.1mm Comparable acquisition multiple 4.3x
RIVER OAKS REPRESENTS THE THIRD SUCCESSFUL DE NOVO LAUNCH BY AAC IN THE PAST FOUR YEARS

DIAGNOSTIC EVOLUTION
AAC’s diagnostic testing business has evolved over 3 years
2014 76% 24% $20MM
$15.9MM
$15MM
$12.2MM $11.8MM $11.1MM 2015 38% 62% $11.0MM
$10MM
$4.9MM
$4.3MM $4.1MM $5MM $3.9MM
$2.4MM
24%
2016 72%
3% $0MM 2%
Q1 Q2 Q3 Q4 Q1
‘16 ‘16 ‘16 ‘16 ‘17
AAC Point of Care
Lab Services Point of Care AAC Toxicology Lab AAC Blood / DNA Lab 3rd Party Lab
Percentages based on total diagnostic testing revenue

OPERATING METRICS


RESIDENTIAL
ADMISSIONS
4,000
3,000
2,000
1,000
0
1,806
1,980
2,462
2,623
2,890
3,258
3,078
3,216
AVG. DAILY CENSUS
1,000
750
500
250
0
Sober Living
539
560
670
764
80
821
88
853
114
835
128
802
154
REVENUE
$60MM
$40MM
$20MM
$0MM
$32
$38
$42
$44
$44
$48
$50
$50
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
OUTPATIENT
VISITS
20,000
15,000
10,000
5,000
0
2,634
4,329
4,328
4,978
AVG. DAILY CENSUS
600
500
400
300
200
100
0
60
127
160
153
381
432
541
581
REVENUE
$6MM
$5MM
$4MM
$2MM
$1MM
$0MM
$2.1
$2.1
$1.7
$1.9
$4.0
$5.0
$5.4
$5.7

American Addiction Centers

32

HISTORICAL FINANCIAL PERFORMANCE
Average Daily Census & Outpatient Visits
818 828
562
396
102 121
0 13 49 61
2014 2015 2016 LTM 3/31/2017
Residential ADC Outpatient Visits (in 000s) Sober Living ADC
Total Revenues
($ millions)
$280 $287
$212 $73 $72
$63
$133
$33 $207 $215
$149
$100
2014 2015 2016 LTM 3/31/17
Facility Charges Diagnostic / non-client
(1) Please refer to the Appendix for a reconciliation of Pro Forma Adjusted EBITDA.

DSO’S INCREASED, COLLECTIONS WERE STABLE
Payors are requesting more documentation before processing lab claims,
significantly extending payment times     105.0%
101.8%
AAC plans to anticipate documentation requests and submit as much information 100.3%100.7%
with the initial claim     100.0% 99.3%99.7%99.5%99.9%99.0%
Increase in documentation requests prior to payment in OON facilities (primary at
Desert Hope and Green House)     95.0%
AAC working to streamline submission of medical records Q2Q3Q4Q1Q2Q3Q4Q1
Majority of AAC’s out-of-network residential facilities and lab also switched ‘15’15’ 15’ 16’16’16’16’17
clearinghouses from Q3’16 to Q1’17, which had a temporary negative impact on DSOs     TTM Cash Deposits to Net Revenue
120    $80MM
116
100    105111
93969095$60MM$61$61
80    $58$59$59
80
60    $40MM$47$46
$41
40
$20MM
20
0    $0MM
Q2    Q3Q4Q1 ‘Q2Q3Q4Q1Q2Q3Q4 ‘Q1 ‘Q2Q3Q4Q1
‘15    ’15’ 1516’16’16’16’17’15’151516’16’16’16’17
DSOsCollections

2017 DSO UPDATE
DSO Roll Up
25 29
14 24 14
Lab Facilities
79 86 87
76 77
2016—Q1 2016—Q2 2016—Q3 2016—Q4 2017—Q1
1Q 2017 DSOs of 116 days represented a five day increase from 4Q 2016
Largely driven by one-time technical issues related to lab collections
Temporarily unable to bill for services for 20 days due to technical issues with clearing house
Internal conversion to new lab billing codes for 2017 caused another 23 day delay
These issues were resolved in March 2017
Collections in April have improved 6% compared to Q1 2017
Management expects DSOs to trend down to ~111 days in Q2 2017 and to ~100 days by 4Q 2017

DESERT HOPE
APPENDIX

APPENDIX: NON-GAAP FINANCIAL MEASURES Adjusted EBITDA and Adjusted Pro Forma Adjusted EBITDA, (herein collectively referred to as “Non-GAAP Disclosures”) are “non-GAAP financial measures” as defined under the rules and regulations promulgated by the U.S. Securities and Exchange Commission, which is defined below. Management believes the Non- GAAP Disclosures provide investors with additional meaningful financial information that should be considered when assessing our underlying business performance and trends. We believe the Non-GAAP Disclosures also enhance investors’ ability to compare period-to-period financial results. The Non-GAAP Disclosures should not be considered as measures of financial performance under U.S. generally accepted accounting principles (“GAAP”). The items excluded from the Non-GAAP Disclosures are significant components in understanding and assessing our financial performance and should not be considered as an alternative to net income (loss) or other financial statement items presented in the condensed consolidated financial statements. Because the Non-GAAP Disclosures are not a measure determined in accordance with GAAP, the Non-GAAP Disclosures may not be comparable to other similarly titled measures of other companies. Management defines Adjusted EBITDA as net income (loss) adjusted for interest expense, depreciation and amortization expense, income tax expense (benefit), stock-based compensation and related tax reimbursements, litigation settlement and California matter related expense, acquisition-related expense (which includes professional services for accounting, legal, valuation services and licensing expenses), de novo start-up and other expenses, facility closure operating losses and expense (associated with The Academy and FitRx), gain on contingent consideration associated with our acquisition of Townsend, and bargain purchase gain associated with our acquisition of Sunrise House in the fourth quarter of 2015. Management defines Adjusted Pro Forma EBITDA as net income (loss) adjusted for interest expense, depreciation and amortization expense, income tax expense (benefit), stock-based compensation and related tax reimbursements, litigation settlement and California matter related expense, acquisition-related expense (which includes professional services for accounting, legal, valuation services and licensing expenses), de novo start-up and other expenses, facility closure operating losses and expense (associated with The Academy and FitRx), gain on contingent consideration associated with our acquisition of Townsend, bargain purchase gain associated with our acquisition of Sunrise House in the fourth quarter of 2015, increased rent expense based upon contemplated sale/leaseback, effect of Q1 2017 workforce reduction, and run rate adjustment for Solutions acquisition. 37 Confidential

RECONCILIATION OF ADJUSTED EBITDA
($ in thousands)    FY 2011 FY 2012FY 2013FY 2014FY 2015FY 2016LTM 3/31/2017
Net income (loss)    $871 $1,099$1,492$6,366$8,341($5,741)($7,116)
Add: Interest expense    337 9801,3901,8723,6078,1759,207
Add: Income tax expense (benefit)    652 1,1486152,5554,780(1,220)(1,765)
Add: Depreciation and amorization    195 1,2883,0034,6627,83717,68619,240
Add: Stock-based compensation and related tax reimbursements    – 2,4081,6493,0305,7578,8238,322
Add: Litigation settlement and California matter related expenses    – –2,5884875,4468,6906,524
Add: Reorginization expense    – –8211,176
Add: Acquisition-related expenses    – 150–8453,8013,2522,664
Add: De novo facility start-up and other expense    – 95–993,3698,66311,155
Add: Facility closure operating losses/expenses    – –––3,114771771
Add: Employee severance expense    – –––––743
Less: Gain on contingent consideration    – ––––(1,350)(1,350)
Less: Bargain purchase gain    – –––(1,775)––
Adjusted EBITDA (as reported)    $2,055 $7,168$11,558$21,092$44,277$47,749$48,395
Less: Additional rent from Sale and Leaseback transaction     (1,800)
Add: Pro forma effect of workforce adjustment (completed in February 2017)     6,965
Add: Pro forma run-rate adjustment for Solutions acquisition (completed in May 2016)     713
Pro-forma Adjusted EBITDA     $54,273

CURRENT CAPACITY OVERVIEW

Facility	Beds 4/30/17	Beds Pending	State	Payor	ADR	Property	Type	Anticipated Availability
Desert Hope	148		NV	OON	DTX, RTC, PHP, IOP	Owned	De novo	
Greenhouse	130		TX	OON	DTX, RTC, PHP, IOP	Owned	De novo	
Forterus	100		CA	OON	DTX, RTC, PHP, IOP	Leased	Original	
San Diego "SDTC"	36		CA	OON	DTX, RTC, PHP, IOP	Leased	Original	
Recovery First	72		FL	IN	DTX, RTC, PHP, IOP	Owned/Leased	Acquired	
Recovery First - West Palm Beach	65	-64	FL	IN	PHP. IOP	Leased	Acquired	
Recovery First - Ft. Lauderdale East		84	FL	IN	PHP. IOP	Leased	De Novo	Q3 '17
Oxford Treatment Center	124		MS	IN/OON	DTX, RTC, PHP, IOP	Owned	Acquired	
Sunrise House	110		NJ	IN	DTX, RTC, PHP, IOP	Owned	Acquired	
River Oaks	162		FL	OON	DTX, RTC, PHP, IOP	Owned	De Novo	
Laguna Treatment Hospital	93		CA	OON	DTX, RTC, PHP, IOP	Owned	De Novo	
Ringwood		150	NJ	IN/OON	DTX, RTC, PHP, IOP	Owned	De Novo	2018
Townsend Treatment Center	32		LA	IN	DTX, RTC, PHP, IOP	Leased	Acquired	
Townsend New Orleans		36	LA	IN	DTX, RTC, PHP, IOP	Leased	De Novo	Q3 '17
Solutions Treatment Center	80		NV	IN	DTX, RTC, PHP, IOP	Leased	Acquired	
Las Vegas Sober Living	138		NV	N/A	N/A	Owned/Leased	Acquired	
Arlington Sober Living	80	75	TX	N/A	N/A	Owned/Leased	Acquired	Q4 '17
Oxford Sober Living	24	48	MS	N/A	N/A	Owned/Leased	De Novo	Q3 '17
Total	**1,394**	**329**						

American Addiction Centers

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